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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 13, 2000
                                                         -----------------


                              InfoCure Corporation
                              --------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                                    011-12799
                                    ---------
                            (Commission File Number)


                                   58-2271614
                                   ----------
                      (IRS Employer Identification Number)


          1765 The Exchange Building, Suite 200, Atlanta, Georgia 30339
          -------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (770) 221-9990
                                                           --------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         Attached as Exhibit 99.1 is a Registration Statement on Form 10 (the "Registration Statement") filed on November 13, 2000 by PracticeWorks, Inc. ("PracticeWorks"), an indirect wholly-owned subsidiary of InfoCure Corporation (the "Registrant"). The Registration Statement relates to the proposed distribution by the Registrant of all of the capital stock of PracticeWorks to the stockholders of the Registrant.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

                  None.

         (b)  Pro Forma Financial Information.

                  None.

         (c)  Exhibits.

                  The following exhibit is filed herewith:

         EXHIBIT NO.                     DESCRIPTION
         -----------                     -----------
              99.1           Registration Statement on Form 10 of
                             PracticeWorks, Inc., filed with the Securities
                             and Exchange Commission on November 13, 2000.








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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  November 13, 2000



                                        INFOCURE CORPORATION



                                        By: /s/ James A. Cochran
                                           ------------------------------------
                                           James A. Cochran
                                           Senior Vice President of Finance and
                                           Chief Financial Officer








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